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                                                                     Page 7 of 8


                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

                  We, the signatories of the statement on Form 3 to which this Agreement is attached, hereby agree that such Form 3 is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                                    WESTBROOK REAL ESTATE
                                    PARTNERS, L.L.C.



                                    By: /s/ Jonathan H. Paul
                                       ________________________________________
                                       Name: Jonathan H. Paul
                                       Title: Managing Principal


                                    WESTBROOK REAL ESTATE
                                    PARTNERS MANAGEMENT I, L.L.C.



                                    By: /s/ Jonathan H. Paul
                                       ________________________________________
                                       Name: Jonathan H. Paul
                                       Title: Managing Principal of Managing
                                                  Member


                                    WESTBROOK REAL ESTATE FUND I, L.P.



                                    By: /s/ Jonathan H. Paul
                                       ________________________________________
                                       Name: Jonathan H. Paul
                                       Title: Managing Principal of Managing
                                                  Member of General Partner
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                                                                     Page 8 of 8



                                     WESTBROOK REAL ESTATE
                                     CO-INVESTMENT PARTNERSHIP I, L.P.



                                     By: /s/ Jonathan H. Paul
                                        _______________________________________
                                        Name: Jonathan H. Paul
                                        Title: Managing Principal of Managing
                                                   Member of General Partner

                                     GREGORY H. HARTMAN



                                     By: /s/ Gregory H. Hartman
                                        _______________________________________
                                        Name:  Gregory H. Hartman


                                     JEFFREY M. KAPLAN



                                     By: /s/ Jeffrey M. Kaplan
                                        _______________________________________
                                        Name: Jeffrey M. Kaplan


                                     PAUL D. KAZILIONIS



                                     By: /s/ Paul D. Kazilionis
                                        _______________________________________
                                        Name:  Paul D. Kazilionis


                                     JONATHAN H. PAUL



                                     By: /s/ Jonathan H. Paul
                                        _______________________________________
                                        Name:  Jonathan H. Paul


                                     WILLIAM H. WALTON III



                                     By: /s/ William H. Walton III
                                        _______________________________________
                                        Name: William H. Walton III




DATED: October 24, 1997